Lincoln Abstract®
& Settlement Services

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Lincoln Abstract & Settlement Services, LLC, ("Lincoln Abstract") was engaged by Bayview Fund Management LLC as a diligence agent to order and review current owner title search reports for a population of 697 mortgage loans.

Lincoln Abstract performed a review of current owner title search reports to determine whether the mortgage was in proper lien position and whether certain other reported liens had an impact on the priority position of the mortgage. In reviewing the title reports the following information was analyzed:

1.	Lien position of the mortgage;
2.	Number of judgments prior to mortgage;
3.	Dollar amount of judgments prior to mortgage;
4.	Whether mortgage was in a Superlien state;
5.	Whether a potential HOA Superlien was reported;
6.	Dollar amount of HOA Superlien reported.
If the review of the title search reports of the mortgages revealed that a mortgage was not in 1st lien position, a review of the related title insurance policy was performed to determine whether such title insurance policy took exception to the reported priority lien or judgment.

Summary of findings and conclusions of review With respect to these 697 mortgage loans:

1.	As set forth in the title reports, 1 subject mortgages were not found of record. Of which;

2.	As set forth in the title reports, the subject mortgages are in 1st lien position, with the exception of:

a.	86 mortgage loans for which prior mortgages/liens/judgments were found of record. Of which;

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i.	47 mortgage loans were issued a clean title policy which did not take exception to the prior mortgages/liens/judgments found of record.

ii.	17 mortgage loans were issued a title policy which did take exception to the prior mortgages/liens/judgments found of record.

iii.	2 mortgage loans were issued a title policy which took exception to prior mortgages but not prior liens/judgments.

iv.	1 mortgage loan was issued a title policy which took exception to the first prior mortgage but not the second.

b.
1 mortgage loan for which potentially superior post origination HOA Superliens were found of record. For those mortgage loans, the total amount of such potentially superior post origination HOA Superliens is $195.00.

c.
1 mortgage loan for which no title policy was obtainable where potentially superior prior origination liens/judgments were found of record. For those mortgage loans, the total amount of such potentially superior prior origination liens/judgments is $107.94.

d.
17 mortgage loan for which no title policy was obtainable where a potentially superior mortgage was found of record. For that mortgage loan, the total amount of such potentially superior prior mortgage is $2,308,397.93.

e.
1 mortgage loan for which no title policy was obtainable where a potentially superior mortgage and potentially prior origination liens/judgments were found of record. For that mortgage loan the total amount of such potentially superior prior mortgage and liens/judgments is $93,735.67.